The ITEX Opportunity

Presented March 9, 2009

By Steven White, Chairman and CEO

Safe Harbor

During the course of this presentation, we may make projections or other forward looking statements regarding future events or the future financial performance of ITEX. Such statements are only predictions and actual events or results may differ materially. We refer you to ITEX's filings with the SEC, specifically our reports on Form 10-K and 10-Q. These documents identify important risk factors that could cause actual results to differ materially from our projections or forward looking statements.

About ITEX

Symbol	ITEX.OB
Recent Price	$0.51
Range 52 Weeks	$0.35- $1.05
Shares Outstanding	18.0 M
Market Cap	$9.2M
Long Term Debt	~
Credit Line	$1.5M
Institutional Ownership	~20%
Insider Ownership	~17%
Fiscal Year	July
Revenue FY/2008	~$16M
Income/operations FY/2008$1.5M	

Cashless Exchange Industry

- $1.4B transaction value via local exchanges
- 250 exchanges
  - Fragmented industry
  - 200,000 member companies

- IRS codifies tax treatment in 1982 under 1099B rules

*Source – ITEX estimates

ITEX Overview

- Largest membership B-2-B Trading Community in the United States and Canada
- 24,000 Registered Members
- Customer service outsourced via Franchised Broker Network
- Enables members to attract new customers and generate incremental sales
- Members buy and sell within the community utilizing proprietary digital currency, ITEX Dollars
- 75% pay fees electronically

Craigslist Barter Section

- **Wed Jan 28**
- 12 chocolate on chocolate cupcakes in antioch - (pittsburg / antioch)
- Need keys for your Car..House..office ect -
- A-1 Cabinet Maker/Remodel/Repair/New/Vanity Master - $1 - (santarosa)
- Kettle One Citroen - (mission district) pic
- machanic for ford wagon - (san mateo)
- Last Minute DJ Services to barter for the NEW YEARS - $150 - (oakland downtown)
- Still Trying to Swap My Marriott Points for a CAlistoga Spa Getaway - $1000 - (walnut creek) pic
- I WILL DO ANY JOB YOU HAVE 4 GIFTCARD TOYS OR $ - (san jose north)
- NEED A LAST MINUTE CHRISTMAS GIFT? I HAVE SEVERAL GIFT BASKETS LEFT - (santarosa) pic
- candy paint new guts no motor trans best offer - $1250 - (san jose east) pic
- hydrophonicsupplys - $225 - (san jose east)
- WII wanted - (san jose south)
- TRD 89 F350 4W/D FLATBED/RBLT/FOR GARAGE BUILT - $3500 - (san bruno) pic
- Please Help! My 3mo Old Son's First Christmas & No Presents - (san jose south)
- Massage or Hotel Stay $150 gift certificate - $120 - (pacific heights) pic
- Rat Terrier ======== PUPPIES ========= - (morgan hill) pic
- Trade my 97 Kawasaki 900ZXI jet ski w/trailer for a vehicle, bike or? - $2800 - (Chico, Ca.) pic
- gamecube for sale or trade, Christmas special!! - (san jose south) pic
- Mover with 17' Box Truck Looking to trade for.... - (vallejo / benicia)

ITEX

Craigslist barter listing

- **Canon 40D, like new + 2GB compact flash (Renton)**
- Reply to: sale-970341446@craigslist.org[?]
  Date: 2008-01-28, 1:02PM PST

  I'd like to trade my year and a half old Canon 40D body. Like new condition. Always kept in a Crumpler bag, no scratches, etc. Includes box, manuals, battery, charger, CDs, cables, everything that came with it originally and the original receipt. I will trade for two each of Visi0Pr0 and 0fficePr0. Email me if you're interested. You are of course welcome to test it out before trading. Your lenses or mine! I'll also include a Sandisk 2GB compact flash card if you want it.

  Location: Seattle

Marketplace Listing


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Keyword: Hotel
Category: Accommodation / Travel
Hotels & Motels
Since: All
City: Orange County
State: California
Zip: 92672
Area: 50 miles
Price: 100 to 300
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Featured Listings
Ultimate Fighting Championship Las Vegas this Sat
$150.00 CAD
Scarborough, ON
Learn To Make Stone, Tile, Pavers, Brick and More
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Murphy, NC
Contemporary Bar
$3,000.00
OFallon, MO
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Hilton Hotel Costa Mesa
$199.00 CAD
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<< Return
Hilton Hotel Costa Mesa
Contact Information
You must Sign In / Join the Community to view seller's contact information.
Buy It with ITEX!
View more photos
6 @ $199.00 CAD / night
Print this Listing
Date posted: 24-Dec-2008
Have 6 nights between now and New Years day in the 4 star Hilton Costa Mesa CA. Rooms are normally approx. $265. Only $199 ITEX. Located a few miles from Disneyland just off Hwy.405. Call or eMail to jim.wong@itex.net and I will confirm for your stay. Jim Wong 360.820.2255

ITEX Member Benefits

- Obtain new customers
- Utilize unique sales channel
- Cash conservation by purchasing with ITEX dollars
- Monetize unproductive assets, excess capacity and inventory
- Broker Network for transaction support
- Customer loyalty and retention

ITEX Community in Action

Spending ITEX dollars


Resort Hotel
Hires contractors to expand and upgrade their facilities.
Media
Purchases hotel accommodations for sales promotions and business cards and stationery from a printer.
General Contractor
Trades for dental services for staff and purchases direct mail advertising.
ITEX
Florist
Launches an ad campaign to jump-start cash sales and buys dental services for her family.
Dentist
Prints business forms and marketing materials.
Printer
Sends his girlfriend flowers and books a weekend trip to a resort hotel.

Client Example - Seattle Dentist

Accepted ITEX $ from:

- CPA
- Contractor
- Advertiser
- Moving Company

Paid ITEX $ for :

- Printing
- Auto detail
- Flowers
- Accommodations

Total Sales:
$47,367

Total Purchases:
$41,559

Total Cash Fees: $

Avg Transactions: 22

Avg Volume: $9,814

Avg Client: 6 years

ITEX Competitive Advantages

- Membership critical mass
- Customer service capability
- Products / services depth and diversity
- Brand recognition and currency liquidity
- Web based trading platform
- Established Infrastructure

ITEX TEAM - Corporate | Offerpal Media » | ITEX Payment Systems - a ... | ITEX >> Buy It With ITEX

ITEX

Welcome Sample Broker
Your Broker: SAMPLE BROKER, AB
P: 916.999.9999 F: 916.999.9999

The Membership Trading Community

Log Off

- My Account
- My Profile
- My Rolodex
- ITEX Media Services
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- Broker Directory
- About ITEX
- Latest ITEX news
- ITEX Leadership
- ITEX Franchises
- Help Center
- Contact ITEX

Buy It With ITEX

<< Return to Listing

Make sure to contact the seller first to ensure availability.

Seller Contact Information

Bus. Name: Super Health Technologies
Contact: Stacie Forster
Phone: 206.447.1482
Email: Click Here

Steps to Buy It With ITEX!

1. Fill in the amount (if needed) Questions?
2. Enter a memo field (not required)
3. Click Buy It!

SAMPLE 1
BROKER STREET
BROKERSVILLE, CA 95825
999999-100001-0 : 1210

ITEX CHECK N/A
AUTHORIZATION VALID FOR 14 DAYS

28-Aug-2008
Date

Super Health Technologies
Pay to the Order of:

XXXXXX-XXXXXX-X
Sellers Account Number

Nine Hundred Ninety-seven dollars and 00/100

$ 997.00
Non Cash Negotiable

ITEX

DEPOSIT TO:
ITEX CORPORATION
3326 160th Ave SE Suite 100
Bellevue, WA 98008
(425) 463-4000 Fax (425) 463-4040

Sample Broker
Purchase Subject to ITEX Trading Rules

Memo: 42" Television:

In order for the seller to approve your purchase you must have a valid email address on file.

Enter your Email Address:

☐ Don't send me a copy of the Buy It with ITEX email sent to seller.

Cancel | Print | Buy It with ITEX!!

ITEX

3326 160th Ave. SE
Suite 100
Bellevue, WA 98008
www.itex.com

STATEMENT

RETAIN THIS STATEMENT FOR TAX PURPOSES

ACCOUNT NUMBER	STATEMENT DATE
502172-123456-0	March 19 , 2008

Contact: JOHN Q. CITIZEN
WORLDWIDE MARKETING
123 BUSINESS DRIVE
SACRAMENTO, CA 95825

Your Trade Director is **Bob Smith** - Phone: **916.679.1111**

Fees paid by electronic funds transfer (EFT) will be processed March 27, 2008. Statements are accurate as printed unless ITEX Corporation is notified, in writing, of any discrepancy within four weeks of statement date.

CASH DUE **$145.00**

SUMMARY OF TRANSACTONS	
Opening Balance:	$15,184.12
Sales:	$ 500.00
Purchases:	$ 2,010.00
Closing Balance:	$13,674.12

ITEX DOLLARS	
Closing Balance:	$13,674.12
Credit Limit:	$ 2,500.00
Authorized Purchases:	$ 0.00
ITEX Dollars Available:	$16,174.12

DATE	TRANS #	CODE	DESCRIPTION	SALES	PURCHASES	ITEX FEES	CASH FEES
			CASH DUE OPENING BALANCE				**$ 250.12**
			CURRENT TRANSACTIONS:				
2-26-08	574913	BUY	AIM BC CLASSIC AUTO REPAIR		250.00		
3-1-08	579832	BUY	AIM BC UNIQUE DESIGN TILE		750.00		
3-3-08	579998	SELL	AIM BC TMD MARKETING	500.00			
3-7-08		PYMT	WORLDWIDE MARKETING				-250.12
3-10-08	583020	BUY	AIM BC SATURDAY EVENING POST		1,000.00		
3-19-08		FEE	ASSOCIATION FEE			10.00	20.00
3-19-08		FEE	TOTAL PURCHASE FEE				100.00
3-19-08		FEE	TOTAL SALES FEE				25.00

PAYMENT COUPON

Please charge/debit Cash Due on my credit card: ❑ **Discover** ❑ **AMEX** ❑ **VISA** ❑ **MasterCard**

Account #: ____________________ **Expiration:** ____________________

Cardholder's Name: ____________________

Signature: ____________________

ACCOUNT NUMBER	ACCOUNT NAME	STATEMENT DATE
502172-123456-0	WORLDWIDE MARKETING	March 19, 2008

MAIL PAYMENT TO:
ITEX Corporation
3326 160th Ave. SE, Suite 100
Bellevue, WA 98008

CASH DUE **$145.00**

Member Products & Services

- Accommodation & Travel
- Advertising & Media*
- Business Products/Services*
- Contractors
- Entertainment*
- Printing
- Magazines & Newspapers
- Health and Fitness*
- Collectibles
- Auto Repair Services

*Top Five Categories by $ volume transacted

- Retail – gifts, florists
- Architects & Design
- Consultants
- Restaurants
- Professional Services
- Business Equipment
- Real Estate & Related Services*
- Accountants
- Lawyers
- Conference/Meeting Centers

Brand Name Partners

- ITEX Payroll Services
  - Provided by ADP Small Business Services
- ITEX Job Listings
  - Powered by Simply Hired
- ITEX Co-branded MasterCard
  - 60 days interest free terms
- National Partnership
  - Sysco iCare - Leverage Sysco's customer base
- Media Services
  - Business Week
  - Forbes
  - Cnet

ITEX Strategic Objectives

- Establish the ITEX trading platform as the standard for B to B cashless transactions
- Market penetration into the 25 million small businesses in the US*
- Brand recognition of ITEX dollars
- Enhance, create and manage business rules of the trading community
- License platform technology as a SaaS model to national brands and vertical community's

*Source: US Census Bureau
24,831,859 business with 19 employees or less

ITEX Growth Opportunities

- Organic Growth
  - Increase transaction volume through registration growth
  - Supplement primary franchise system with online marketplace
- National Business Partnerships
  - Sysco iCare
- Media Services
  - Launched August 2008
- Licensing
  - ITEX SaaS Platform

Software as a Service (SaaS)

- Scalable platform technology
  - CRM
  - Payment processing
  - Record keeping
  - Billing functionality
  - Reports
- Track digital currency; with any value
- Calculates transaction or subscription fees in USD
- Windows web-based platform
- Co-location & backup data facility
- First client launched March 2, 2009

ITEX Key Metrics*

Goods & Services Value (GMV)	$120 million
Avg transaction amount	$469
Listings on site	27,000+
Unique visitors	246,323
Page views	6,272,219
New members	3,374
Closed members	2,782
Churn	16%
Number of transactions	253,471

*Trailing Twelve Months

Testimonials

"ITEX has helped me connect with the exact customers we want -from Florida to California - that we wouldn't have had any other way. ITEX has also helped us pay for real business expenses with ITEX dollars instead of cash."

- Nick
Owner of a commercial printing business

"Not only have we received a lot of new business from ITEX, but everyone who sees the balloons we rent out is a potential customer and we've acquired a lot of business that way too. I like the people I deal with that come to me through ITEX, they're business people and very easy to sell to."

- Bob Franklin
Owner of All American Advertising

"With ITEX I can pay for things that ordinarily wouldn't be practical during slow times. Working with ITEX Members is nice, they are business owners like me and since they want to spend their ITEX dollars, it's a much easier sell."

- Patricia Doyle
Owner of M.G. Floral

Revenue

Fiscal 2005-2008

($ in millions)


$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$-
$10.2
$14.6
$14.2
$16.0
2005
2006
2007
2008

ITEX Revenue Mix

- Transaction fees: 70%
- Subscription fee: 28%
- Ancillary fees: 2%

- Cost of Goods
  - ITEX retains 25% of transaction fee, balance to Broker
  - ITEX retains 65% of subscription fee, balance to Broker

- Transaction fee: 5% to 7.5% (to buyer and seller)
- Subscription fee: $20 per member every 4 week billing cycle

Income From Operations



Fiscal 2005-2008
($ in millions)
$1.5
$1.0
$0.5
$-
$0.73
$1.34
$1.51
$1.50
2005
2006
2007
2008

Balance Sheet 1/31/2009

Assets:

Cash & ST Investments	$ 1,207,000
Accounts receivable, net	1,063,000
Tax asset	6,817,000
Goodwill	3,318,000
Notes receivable (office sales)	993,000
Other assets & equip.	2,876,000
Total assets	$16,274,000

Liabilities & Shareholder Equity:

Broker commissions	$ 1,540,000
M&A debt	305,000
Other liabilities	891,000
Stockholders equity	13,538,000
Total Liabilities and S/H Equity	$16,274,000

ITEX

Management Team

Name	Title	Prior Experience	Years in Industry
Steven White	Chairman/CEO/CFO	Ubarter.com, Network Commerce	26
Robert Benson	VP Operations	Ubarter.com, Network Commerce	16
Brian Argetsinger	VP Marketplace	ITEX Franchisee	16
Douglas Dagenais	National Sales	Chicago Barter Shell Vacations	24
Alan Zimmelman	Investor Relations	BXI Franchisee, Ubarter.com	20
Doug Hayner	Media Services		6

Outside Counsel

Stoel Rives LLP	Legal
Clark Nuber P.S.	Tax Accounting
EKS&H	Independent Auditors

Peer Group Valuation

	ITEX	INLM	DINE	WWWW
Price (03/04/09)	$.51	$.10	$2.99	$2.65
Shares	18M	61M	27M	27M
Revenue (ttm)	$16M	$15M	$216M	$122M
Market Cap (MC)	$9M	$6M	$80M	$70M
MC / Revenue	.56x	.4x	.37x	.57x
EBITDA (ttm)	$1.9M	$1.32M	$13.72M	$19.89M
MC / EBITDA	4.68x	4.5x	5.8x	3.51x
Gross Margin	40%	36%	30%	39%
Op Margin	8%	(2%)	3.8%	5.29%

ITEX ITEX Corporation

INLM International Monetary Systems
DINE Rewards Network
WWWW Web.com Group

Reasons to Invest

- Industry leader with attractive growth potential
- Strong cash flow
- Scalable business model
- Proprietary SaaS technology
- Unique distribution channel and community
- Intrinsic value of membership network